UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 30, 2010
Rockville Financial New, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	333-169439	27-3577029

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     Rockville Financial, Inc. (“Rockville Financial”) announced today that it has received approval from the Connecticut Banking Commissioner to commence a “second-step” stock offering of new shares of common stock in connection with the proposed reorganization of Rockville Financial, Inc., Rockville Financial MHC, Inc. and Rockville Bank from a two-tier mutual holding company structure to a stock holding company structure. Rockville Financial’s press release is attached as Exhibit 99.1 and is incorporated by reference herein. The press release also announced that Rockville Financial New, Inc.’s (“New Rockville Financial”) Registration Statement on Form S-1 (Registration No. 333-169439) filed by New Rockville Financial with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the sale of New Rockville Financial’s common stock, has been declared effective by the Securities and Exchange Commission.
ITEM 9.01 Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
     Exhibit 99.1 Press Release dated December 30, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2010	ROCKVILLE FINANCIAL NEW, INC. Registrant
	By:	/s/ Richard J. Trachimowicz
Richard J. Trachimowicz
Executive Vice President

Exhibit Index

99.1.	Press Release dated December 30, 2010